UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 204th Street SW, Lynnwood, WA 98036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZUMZ	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Effective as of November 30, 2023, Zumiez Inc. (the “Registrant”) together with its subsidiary Zumiez Services Inc. (“Zumiez Services”) as the co-borrower (collectively with the Registrant and certain other subsidiaries as guarantors, the “Company”), entered into a Third Amendment to Credit Agreement (the “Amendment”) with Wells Fargo Bank, N.A (the “Bank”). The Amendment relates to certain changes to the terms and conditions set forth in a Credit Agreement between the Company and the Bank dated December 7, 2018 (the “Original Credit Agreement”), which was previously amended on October 14, 2022 and on July 27, 2023. The Amendment, among other things, (a) amended the credit limit to $25 million through December 1, 2024; (b) amended the EBITDA maintenance covenant to not less than $9 million for the quarter ending October 28, 2023, not less than $2.5 million for the quarter ending February 3, 2024, not less than $9 million in the quarter ending May 4, 2024, not less than $12 million for the quarter ending August 3, 2024, and not less than $20 million for the quarter ending November 2, 2024; (c) amended the borrowing rate to SOFR plus 1.75% per annum; (d) introduced an unused commitment fee of 0.50% per annum; and (e) disallows distribution of dividends or execution of stock repurchases through December 1, 2024 without the Bank’s approval.

A copy of the Amendment is attached to the Registrant’s quarterly report on Form 10-Q as Exhibit 10.36 filed on December 4, 2023. The preceding summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Original Credit Agreement and the subsequent amendments referenced above.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: December 4, 2023	By:	/s/ Chris K. Visser
Chris K. Visser
Chief Legal Officer & Secretary